UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2009
Patriot Coal Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33466 (Commission File Number)	20-5622045 (IRS Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri (Address of principal executive offices)	63141 (Zip Code)
Registrant’s telephone number, including area code: (314) 275-3600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-23.1
EX-23.2
EX-99.1

Item 8.01. Other Events
     This Current Report on Form 8-K includes revisions to Items 6, 7, 7A and 8 of Patriot Coal Corporation’s (we, our, us or the Company) Annual Report on Form 10-K for the year ended December 31, 2008, that we originally filed with the Securities and Exchange Commission (SEC) on March 2, 2009 (Original Filing). The revisions reflect our adoption of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment to ARB 51” (SFAS No. 160), Financial Accounting Standards Board (FASB) Staff Position (FSP) APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (FSP APB 14-1) and FSP Emerging Issues Task Force 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (FSP EITF 03-6-1). As required, we adopted these standards effective January 1, 2009, and retrospectively applied the impact to our financial statements as further described in Notes 1, 3, 4, 7, 13, 21 and 24 to the Notes to Consolidated Financial Statements included herein. In addition, in connection with the filing of this Current Report and pursuant to the rules of the SEC, we are including with this Form 8-K exhibits consisting of consents from our independent registered public accounting firms. Accordingly, Item 15 of Part IV has also been amended to reflect the filing of these exhibits.
     This Form 8-K does not attempt to modify or update any other disclosures set forth in the Original Filing, except as required to reflect the adoption of these accounting standards in this Form 8-K and therefore, this report does not update or discuss any other developments affecting us subsequent to the date of the Original Filing.
     On May 7, 2009, we filed a Quarterly Report on Form 10-Q for the period ended March 31, 2009, which reflected the adoption of these accounting standards as further described in Note 2 to the Notes to Unaudited Condensed Consolidated Financial Statements included in that filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm

23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

99.1	Revised Items 6, 7, 7A and 8 of Patriot Coal Corporation’s December 31, 2008 Form 10-K, originally filed on March 2, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 16, 2009

PATRIOT COAL CORPORATION
By:	/s/ Mark N. Schroeder
Mark N. Schroeder
Senior Vice President & Chief Financial Officer